                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 25, 1999

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

        On March 25, 1999, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended February 28, 1999. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated March 25, 1999 containing financial information for the first quarter ended February 28, 1999.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: March 25, 1999

                       MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                       (unaudited, dollars in millions)

                                                               Quarter Ended                Percentage Change From:
                                                -----------------------------------------  -------------------------
                                                Feb 28, 1999   Feb 28, 1998  Nov 30, 1998  Feb 28, 1998  Nov 30, 1998
                                                -------------  ------------- ------------  ------------- -----------
Net revenues
 Securities                                       $      3,832  $      2,764  $     2,558            39%          50%
 Asset Management                                          712           577          583            23%          22%
 Credit and Transaction Services                           807           694          828            16%          (3%)
                                                  ------------  ------------  -----------
 Consolidated net revenues                        $      5,351  $      4,035  $     3,969            33%          35%
                                                  ============  ============  ===========
Net income
 Securities                                       $        755  $        487  $       620            55%          22%
 Asset Management                                          147           105          357            40%         (59%)
 Credit and Transaction Services                           135            99          247            36%         (45%)
                                                  ------------  ------------ ------------
 Income before cumulative effect
     of a change in accounting                           1,037           691        1,224            50%         (15%)
 Cumulative eff of a change in acct(1)                       0          (117)           0             *           --
                                                  ------------  ------------ ------------
 Consolidated net income                          $      1,037  $        574 $      1,224            81%         (15%)
                                                  ============  ============ ============
 Preferred stock dividend requirements            $         11  $         15 $         12           (27%)         (8%)
                                                  ============  ============ ============
 Earnings applicable to common shares             $      1,026  $        559 $      1,212            84%         (15%)
                                                  ============  ============ ============

Operating results (2)
 Securities                                       $        755  $        487 $        620            55%          22%
 Asset Management                                          147           105          175            40%         (16%)
 Credit and Transaction Services                           135            99           84            36%          61%
                                                  ------------  ------------ ------------
 Operating results                                $      1,037  $        691 $        879            50%          18%
                                                  ============  ============ ============

(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

(2) Excludes the effects of the net gain on sales of businesses in the quarter ended November 30, 1998 and the cumulative effect of a change in accounting in the quarter ended February 28, 1998.

                        MORGAN STANLEY DEAN WITTER & CO.
                               Financial Summary
                                  (unaudited)



                                                               Quarter Ended                Percentage Change From:
                                                -----------------------------------------  -------------------------
                                                Feb 28, 1999   Feb 28, 1998  Nov 30, 1998  Feb 28, 1998  Nov 30, 1998
                                                -------------  ------------  ------------  ------------- ------------
Basic earnings per common share
 Income before cumulative effect
     of a change in accounting                  $       1.85   $      1.15   $       2.16         61%         (14%)
 Cumulative effect of a change in acct          $       0.00   $     (0.20)  $       0.00          *           --
 Net income                                     $       1.85   $      0.95   $       2.16         95%         (14%)

Diluted earnings per common share
 Income before cumulative effect
     of a change in accounting                  $       1.76   $      1.10   $       2.07         60%         (15%)
 Cumulative effect of a change in acct          $       0.00   $     (0.19)  $       0.00          *           --
 Net income                                     $       1.76   $      0.91   $       2.07         93%         (15%)

 Excl. gain on sales of businesses (1)          $       1.76   $      1.10   $       1.49         60%         (18%)

Average common shares outstanding
 Basic                                           553,935,578    586,751,340   560,108,890
 Diluted                                         584,593,156    616,377,562   585,533,337
Period end common shares outstanding             570,589,670    605,005,581   565,670,808

Return on common equity                                29.5%         16.8%          37.5%

Return on common equity (1)                            29.5%         20.1%          27.0%

____________________________
(1) Excludes the effects of the net gain on sales of businesses in the quarter ended November 30, 1998 and the cumulative effect of a change in accounting in the quarter ended February 28, 1998.

                       MORGAN STANLEY DEAN WITTER & CO.
                   Consolidated Income Statement Information
                       (unaudited, dollars in millions)

                                                              Quarter Ended                 Percentage Change From:
                                                ----------------------------------------   --------------------------
                                                Feb 28, 1999  Feb 28, 1998  Nov 30, 1998   Feb 28, 1998  Nov 30, 1998
                                                ------------  ------------  ------------   ------------  ------------
Investment banking                             $         957   $       800    $      733        20%          31%
Principal transactions:
 Trading                                               1,691           903           798        87%         112%
 Investments                                             265            72            90       268%         194%
Commissions                                              665           547           587        22%          13%
Fees:
 Asset mgmt, distribution & admin                        714           676           714         6%          --
 Merchant and cardmember                                 341           428           377       (20%)        (10%)
 Servicing                                               253           171           270        48%          (6%)
Interest and dividends                                 3,480         3,933         4,007       (12%)        (13%)
Other                                                     39            55            44       (29%)        (11%)
                                               -------------   -----------    ----------
 Total revenues                                        8,405         7,585         7,620        11%          10%
Interest expense                                       2,877         3,145         3,438        (9%)        (16%)
Provision for consumer loan losses                       177           405           213       (56%)        (17%)
                                               -------------   -----------    ----------
 Net revenues                                          5,351         4,035         3,969        33%          35%
                                               -------------   -----------    ----------
Compensation and benefits                              2,363         1,788         1,222        32%          93%
Occupancy and equipment                                  146           140           152         4%          (4%)
Brokerage, clearing and exchange fees                    114           121           136        (6%)        (16%)
Info processing and communications                       309           267           307        16%           1%
Marketing and business development                       395           294           477        34%         (17%)
Professional services                                    162           128           217        27%         (25%)
Other                                                    190           165           197        15%          (4%)
                                               -------------   -----------    ----------
 Total non-interest expenses                           3,679         2,903         2,708        27%          36%
                                               -------------   -----------    ----------
Gain on sales of businesses                                0             0           685        --            *
                                               -------------   -----------    ----------
Income before income taxes and cumulat
     effect of a change in accounting                  1,672         1,132         1,946        48%         (14%)
Income tax expense                                       635           441           722        44%         (12%)
                                               -------------   -----------    ----------
Income before cumulative effect of a
     change in accounting                              1,037           691         1,224        50%         (15%)
Cum effect of a change in acct (1)                         0          (117)            0         *           --
                                               -------------   -----------    ----------
Net income                                     $       1,037   $       574    $    1,224        81%         (15%)
                                               =============   ===========    ==========
Preferred stock dividend requirements          $          11   $        15    $       12       (27%)         (8%)
                                               =============   ===========    ==========
Earnings applicable to common shares           $       1,026   $       559    $    1,212        84%         (15%)
                                               =============   ===========    ==========

_____________________________
(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

                       MORGAN STANLEY DEAN WITTER & CO.
         Securities and Asset Management Income Statement Information
                        (unaudited, dollars in millions)


                                                                    Quarter Ended                    Percentage Change From:
                                                   ----------------------------------------------   ---------------------------
                                                    Feb 28, 1999   Feb 28, 1998    Nov 30, 1998     Feb 28, 1998   Nov 30, 1998
                                                   --------------  -------------   --------------   ------------   ------------
Investment banking                                 $         957   $        800      $        733        20%            31%
Principal transactions:
 Trading                                                   1,691            903               798        87%           112%
 Investments                                                 229             72                90       218%           154%
Commissions                                                  652            539               577        21%            13%
Asset mgmt, distribution & admin fees                        712            676               713         5%            --
Interest and dividends                                     2,919          3,150             3,405        (7%)          (14%)
Other                                                         39             53                44       (26%)          (11%)
                                                   --------------  -------------     -------------
 Total revenues                                            7,199          6,193             6,360        16%            13%
Interest expense                                           2,655          2,852             3,219        (7%)          (18%)
                                                   --------------  -------------     -------------
 Net revenues                                              4,544          3,341             3,141        36%            45%
                                                   --------------  -------------     -------------

Compensation and benefits                                  2,238          1,646             1,091        36%           105%
Occupancy and equipment                                      133            122               135         9%            (1%)
Brokerage, clearing and exchange fees                        112            118               134        (5%)          (16%)
Info processing and communications                           190            147               187        29%             2%
Marketing and business development                           129            111               137        16%            (6%)
Professional services                                        140            105               192        33%           (27%)
Other                                                        144            120               139        20%             4%
                                                   --------------  -------------     -------------
 Total non-interest expenses                               3,086          2,369             2,015        30%            53%
                                                   --------------  -------------     -------------
Gain on sales of businesses                                    0              0               323        --              *
                                                   --------------  -------------     -------------
Income before income taxes and cumulat
   effect of a change in accounting                        1,458            972             1,449        50%             1%
Income tax expense                                           556            380               472        46%            18%
                                                   --------------  -------------     -------------
Income before cumulative effect of a
   change in accounting                                      902            592               977        52%            (8%)
Cum effect of a change in acctg (1)                            0           (117)                0         *              --
                                                   --------------  -------------     -------------
Net income                                         $         902   $        475      $        977        90%            (8%)
                                                   ==============  =============     =============

Comp & benefits as a % of net revenues                       49%            49%               35%
Non-comp exps as a % of net revenues                         19%            22%               29%
Profit margin (2)                                            20%            14%               31%

_______________________________
(1) Represents the effects of an accounting change adopted in the fourth quarter of fiscal 1998 (effective December 1, 1997) with respect to the accounting for offering costs paid by investment advisors of closed end funds where such costs are not specifically reimbursed through separate advisory contracts.

(2) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)




                                                                        Quarter Ended                    Percentage Change From:
                                                      -----------------------------------------------   ---------------------------
                                                      Feb 28, 1999      Feb 28, 1998     Nov 30, 1998   Feb 28, 1998   Nov 30, 1998
                                                      ------------      ------------     ------------   ------------   ------------
Fees:
 Merchant and cardmember                              $        341      $        428     $        377         (20%)         (10%)
 Servicing                                                     253               171              270          48%           (6%)
Principal transactions:
 Investments                                                    36                 0                0           *             *
Commissions                                                     13                 8               10          63%           30%
Asset management, distribution and adm                           2                 0                1           *           100%
Other                                                            0                 2                0           *             --
                                                      ------------      ------------     ------------
 Total non-interest revenues                                   645               609              658           6%           (2%)

Interest revenue                                               561               783              602         (28%)          (7%)
Interest expense                                               222               293              219         (24%)           1%
                                                      ------------      ------------     ------------
 Net interest income                                           339               490              383         (31%)         (11%)

Provision for consumer loan losses                             177               405              213         (56%)         (17%)
                                                      ------------      ------------     ------------
 Net credit income                                             162                85              170          91%           (5%)
                                                      ------------      ------------     ------------
 Net revenues                                                  807               694              828          16%           (3%)
                                                      ------------      ------------     ------------

Compensation and benefits                                      125               142              131         (12%)          (5%)
Occupancy and equipment                                         13                18               17         (28%)         (24%)
Brokerage, clearing and exchange fees                            2                 3                2         (33%)           --
Info processing and communications                             119               120              120          (1%)          (1%)
Marketing and business development                             266               183              340          45%          (22%)
Professional services                                           22                23               25          (4%)         (12%)
Other                                                           46                45               58           2%          (21%)
                                                      ------------      ------------     ------------
 Total non-interest expenses                                   593               534              693          11%          (14%)
                                                      ------------      ------------     ------------
Gain on sales of businesses                                      0                 0              362          --             *
                                                      ------------      ------------     ------------
Income before income taxes                                     214               160              497          34%          (57%)
Income tax expense                                              79                61              250          30%          (68%)
                                                      ------------      ------------     ------------
Net income                                            $        135      $         99     $        247          36%          (45%)
                                                      ============      ============     ============

Comp & benefits as a % of net revenues                         15%               20%              16%
Non-comp exps as a % of net revenues                           58%               56%              68%
Profit margin (1)                                              17%               14%              30%

_____________________
(1) Net income as a % of net revenues.

                       MORGAN STANLEY DEAN WITTER & CO.
         Credit and Transaction Services Income Statement Information
                       (unaudited, dollars in millions)
                              (Managed loan basis)



                                                                       Quarter Ended                     Percentage Change From:
                                                     ------------------------------------------------   --------------------------
                                                       Feb 28, 1999     Feb 28, 1998     Nov 30, 1998   Feb 28, 1998  Nov 30, 1998
                                                     ---------------- ----------------  -------------   ------------  ------------
Fees:
 Merchant and cardmember                                 $        472     $        533   $        522       (11%)          (10%)
 Servicing                                                          0                0              0        --              --
Principal transactions:
 Investments                                                       36                0              0         *              *
Commissions                                                        13                8             10        63%            30%
Asset management, distribution and adm                              2                0              1         *            100%
Other                                                               2                2              3        --            (33%)
                                                         ------------     ------------   ------------
 Total non-interest revenues                                      525              543            536        (3%)           (2%)

Interest revenue                                                1,186            1,362          1,289       (13%)           (8%)
Interest expense                                                  453              527            475       (14%)           (5%)
                                                         ------------     ------------   ------------
 Net interest income                                              733              835            814       (12%)          (10%)

Provision for consumer loan losses                                451              684            522       (34%)          (14%)
                                                         ------------     ------------   ------------
 Net credit income                                                282              151            292        87%            (3%)
                                                         ------------     ------------   ------------
 Net revenues                                                     807              694            828        16%            (3%)
                                                         ------------     ------------   ------------

Compensation and benefits                                         125              142            131       (12%)           (5%)
Occupancy and equipment                                            13               18             17       (28%)          (24%)
Brokerage, clearing and exchange fees                               2                3              2       (33%)            --
Info processing and communications                                119              120            120        (1%)           (1%)
Marketing and business development                                266              183            340        45%           (22%)
Professional services                                              22               23             25        (4%)          (12%)
Other                                                              46               45             58         2%           (21%)
                                                         ------------     ------------   ------------
 Total non-interest expenses                                      593              534            693        11%           (14%)
                                                         ------------     ------------   ------------
Gain on sales of businesses                                         0                0            362        --              *
                                                         ------------     ------------   ------------
Income before income taxes                                        214              160            497        34%           (57%)
Income tax expense                                                 79               61            250        30%           (68%)
                                                         ------------     ------------   ------------
Net income                                               $        135     $         99   $        247        36%           (45%)
                                                         ============     ============   ============

Comp & benefits as a % of net revenues                            15%              20%            16%
Non-comp exps as a % of net revenues                              58%              56%            68%
Profit margin (1)                                                 17%              14%            30%

___________________________
(1) Net income as a % of net revenues.

                      MORGAN STANLEY DEAN WITTER & CO.
                  Financial Information and Statistical Data
                                 (unaudited)

                                                                     Quarter Ended                          Percentage Change From:
                                            ----------------------------------------------------------    --------------------------
                                                Feb 28, 1999          Feb 28, 1998       Nov 30, 1998     Feb 28, 1998  Nov 30, 1998
                                            -------------------   --------------------  --------------    ------------  ------------
MSDW

Period end common shares outstanding                570,589,670            605,005,581     565,670,808         (6%)           1%
Book value per common share                        $      24.93           $      22.48    $      23.88         11%            4%
Shareholder's equity (millions) (1)                $     15,237           $     14,407    $     14,519          6%            5%
Total capital (millions) (2)                       $     39,388           $     33,535    $     37,922         17%            4%

SECURITIES ($ billions)

Individual Securities
 Financial advisors                                      11,453                 10,397          11,238         10%            2%
 Client assets                                     $        470           $        408    $        438         15%            7%

Institutional Securities (3)
 Mergers and acquisitions announced
   transactions (4)
  MSDW global market volume                        $      109.7           $       43.4    $      622.3
  Rank                                                        2                      3               3
 Worldwide equity & related issues (4)
  MSDW global market volume                        $       10.5           $        3.3    $       32.6
  Rank                                                        1                      3               3

ASSET MANAGEMENT ($ billions)

Assets under mgmt and administration
Products offered primarily to indivs
 Mutual funds
  Equity                                           $         77           $         71    $         75          8%            3%
  Fixed income                                               56                     52              57          8%           (2%)
  Money markets                                              41                     31              37         32%           11%
                                                   ------------           ------------    ------------
  Total mutual funds                                        174                    154             169         13%            3%

 ICS Assets                                                  20                     16              19         25%            5%
 Other                                                       33                     31              31          6%            6%

Products offered primarily to
   institutional clients
 Mutual funds                                                34                     34              33         --             3%
 Separate accts, pooled vehicle and
  other arrangements                                        124                    121             124          2%           --

Total assets under management                      $        385           $        356    $        376          8%            2%

-------------------------
(1) Includes pref. and common equity and pref. securities issued by subsidiaries.
(2) Includes pref. equity, capital units and non-current portion of long-term debt.
(3) Source:  Securities Data Corp.
(4) Information is year to date and stated on a calendar year basis.

                      MORGAN STANLEY DEAN WITTER & CO.
                  Financial Information and Statistical Data
                       (unaudited, dollars in millions)



                                                                   Quarter Ended                     Percentage Change From:
                                                   --------------------------------------------    ----------------------------
                                                   Feb 28, 1999    Feb 28, 1998    Nov 30, 1998    Feb 28, 1998    Nov 30, 1998
                                                   ------------    ------------    ------------    ------------    ------------
CREDIT AND TRANSACTION SERVICES
Owned consumer loans
 Period end                                         $    15,529     $    20,839     $    15,996          (25%)            (3%)
 Average                                            $    16,420     $    21,752     $    16,822          (25%)            (2%)

Managed consumer loans (1)
 Period end                                         $    32,134     $    35,804     $    32,502          (10%)            (1%)
 Average                                            $    32,900     $    36,828     $    33,126          (11%)            (1%)
 Interest yield                                          14.06%          14.72%          14.72%      (0.66 pp)       (0.66 pp)
 Interest spread                                          8.23%           8.46%           8.71%      (0.23 pp)       (0.48 pp)
 Net charge-off rate                                      6.28%           7.50%           6.94%      (1.22 pp)       (0.66 pp)
 Delinquency rate (over 30 days)                          7.08%           7.40%           6.53%      (0.32 pp)        0.55 pp

General purpose credit card
 accounts (in millions)                                      37              40              38
Discover/NOVUS Network increase in
 merchant locations (in thousands)                          100              90              97

-------------------------
(1) Includes owned and securitized consumer loans.